UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2015

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-35491	36-3083135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 1, 2015, Kraft Foods Group, Inc. (the “Company”) held its Special Meeting of Shareholders (the “Special Meeting”). The Company filed its Definitive Proxy Statement for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission on June 2, 2015.

As of the close of business on May 13, 2015, the record date for the Special Meeting, 592,279,827 shares of the Company’s common stock were issued and outstanding and entitled to vote at the Special Meeting. 416,981,149 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1. Proposal to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 24, 2015, among H.J. Heinz Holding Corporation , a Delaware corporation (“Heinz”), Kite Merger Sub Corp., a Virginia corporation and wholly owned subsidiary of Heinz, Kite Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Heinz, and the Company. The proposal to approve the Merger Agreement received the affirmative vote of approximately 69.59% of the outstanding shares of common stock entitled to vote at the Special Meeting.

Shares For	Shares Against	Shares Abstaining	Broker Non- Votes
412,173,552	3,054,834	1,752,763	0

2. Proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the Company’s named executive officers in connection with the merger. The proposal to approve, by non-binding, advisory vote, the compensation that may become payable to the Company’s named executive officers in connection with the merger received the affirmative vote of approximately 91.09% of the votes cast.

Shares For	Shares Against	Shares Abstaining	Broker Non- Votes
376,373,291	36,822,682	3,785,176	0

3. Proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the proposal to approve the Merger Agreement (the “Adjournment Proposal”). The proposal to approve one or more adjournments of the Special Meeting received the affirmative vote of approximately 91.32% of the votes cast.

Shares For	Shares Against	Shares Abstaining	Broker Non- Votes
378,673,709	35,986,018	2,321,422	0

Item 8.01. Other Events.

On July 1, 2015, Kraft and Heinz issued a joint press release announcing the preliminary results of the shareholder vote at the Special Meeting. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2015	Kraft Foods Group, Inc.

	By:	/s/ Kim K. W. Rucker
Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 1, 2015.